                                  EXHIBIT 99.3
                                    FORM OF
                       NOTICE OF GUARANTEED DELIVERY FOR
                           RURAL CELLULAR CORPORATION

    This form or one substantially equivalent thereto must be used to accept the Exchange Offer of Rural Cellular Corporation (the "Company") made pursuant to
the Prospectus, dated              , 1998 (the "Prospectus"), and the enclosed
Letter of Transmittal (the "Letter of Transmittal") if certificates for Old Notes of the Company are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 P.M., New York City Time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to Norwest Bank Minnesota, N.A. (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City Time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

      BY REGISTERED OR CERTIFIED MAIL:                          IN PERSON:
           Norwest Bank Minnesota,                         Northstar East Bldg.
            National Association                              608 2nd Ave. S.
         Corporate Trust Operations                             12th Floor
                P.O. Box 1517                            Corporate Trust Services
         Minneapolis, MN 55480-1517                     Minneapolis, MN 55479-0113

        BY HAND OR OVERNIGHT COURIER:             BY FACSIMILE (FOR ELIGIBLE INSTITUTIONS
           Norwest Bank Minnesota,                                ONLY):
            National Association                              (612) 667-4927
         Corporate Trust Operations
               Norwest Center
             Sixth and Marquette                       CONFIRM RECEIPT OF NOTICE OF
         Minneapolis, MN 55479-0113                  GUARANTEED DELIVERY BY TELEPHONE:
                                                              (612) 667-9764

    Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

Ladies and Gentlemen:

    Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed
Delivery Procedures" section of the Prospectus.

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
Principal Amount of Old Notes Tendered:
$ -----------------------------------------   If Old Notes will be delivered by book entry
                                              transfer to The Depository Trust Company,
                                              provide account number.

Certificate Nos. (if available)
-------------------------------------------

Total Principal Amount Represented by Old
Notes Certificate (s):
-------------------------------------------
                                              Account Number  --------------------------

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    All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                PLEASE SIGN HERE

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
X  ----------------------------------------
                                               --------------------------------------------
X  ----------------------------------------
                                               --------------------------------------------
Signature(s) of Owner(s)
or Authorized Signatory                        Date

Area Code and Telephone Number:  ---------------------------------------------------------

    Must be signed by the holder(s) of Old Notes as the name(s) of such holder(s) appear(s) on the Old Notes certificates or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If any signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      Please print name(s) and address(s)

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
Name(s):
              ----------------------------------------------------------------------------

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Capacity:
              ----------------------------------------------------------------------------

Address(es):
              ----------------------------------------------------------------------------

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              ----------------------------------------------------------------------------
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
                                   GUARANTEE

    The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than five business days after the date of execution hereof.

-------------------------------------------   -------------------------------------------
Name of Firm                                  Authorized Signature

-------------------------------------------   -------------------------------------------
Address                                       Title

                                              -------------------------------------------
-------------------------------------------   Area Code and Tele. No. (Please Type or
Zip Code                                      Print)

Dated:  -----------------------------------

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL

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